N / E / W / S R / E / L / E / A / S / E

April 24, 2025

FOR IMMEDIATE RELEASE
For more information, contact:
Nicole M. Weaver, Vice President and Director of Corporate Administration
765-521-7619
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2025 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ - FRME)

First Quarter 2025 Highlights:

•    Net income available to common stockholders was $54.9 million and diluted earnings per common share totaled $0.94 compared to adjusted net income and diluted earnings per common share1 of $50.1 million and $0.85 in the first quarter of 2024. Adjusted net income and diluted earnings per common share1 in the fourth quarter of 2024 were $58.1 million and $1.00, respectively.
•Robust capital position with Common Equity Tier 1 Capital Ratio of 11.50%.
•Repurchased 246,751 shares totaling $10 million year-to-date; Redeemed $30 million of sub debt.
•Total loans grew $154.9 million, or 4.8% annualized, on a linked quarter basis, and $547.2 million, or 4.4%, during the last twelve months.
•Total deposits declined $59.6 million, or 1.6% annualized, on a linked quarter basis, and declined $422.6 million, or 2.8%, during the last twelve months primarily due to the sale of five Illinois branches with $267.4 million in deposits to Old Second National Bank on December 6, 2024.
•Nonperforming assets to total assets were 47 basis points compared to 43 basis points on a linked quarter basis.
•The efficiency ratio totaled 54.54% for the quarter.

"The first quarter was a strong start to the year with healthy loan growth and increasing profitability," said Mark Hardwick, Chief Executive Officer of First Merchants Bank. "Our 2025 priorities continue to focus on organic loan growth funded by low-cost core deposits, margin stabilization, fee income growth, expense management and credit quality. Given the market volatility and headlines, we are closely monitoring our clients and our markets but have yet to see any signs of stress."

First Quarter Financial Results:

First Merchants Corporation (the “Corporation”) reported first quarter 2025 net income available to common stockholders of $54.9 million compared to adjusted net income available to common stockholders1 of $50.1 million during the same period in 2024. Diluted earnings per common share for the period totaled $0.94 compared to the first quarter of 2024 adjusted diluted earnings per common share1 of $0.85 per share.

Total assets equaled $18.4 billion as of quarter-end and loans totaled $13.0 billion. During the past twelve months, total loans grew by $547.2 million, or 4.4%. On a linked quarter basis, loans grew $154.9 million, or 4.8% annualized.

Investment securities, totaling $3.4 billion, decreased $356.5 million, or 9.4%, during the last twelve months and decreased $33.6 million, or 3.9% annualized on a linked quarter basis. The decline in the last twelve months reflected sales of available for sale securities in 2024 totaling $268.5 million.

Total deposits equaled $14.5 billion as of quarter-end and decreased by $422.6 million, or 2.8%, over the past twelve months. The decline reflected the sale of the Illinois branches during the prior quarter which included $267.4 million in deposits. Total deposits decreased $59.6 million, or 1.6% annualized on a linked quarter basis. The loan to deposit ratio increased to 90.1% at period end from 88.6% in the prior quarter.

The Corporation’s Allowance for Credit Losses – Loans (ACL) totaled $192.0 million as of quarter-end, or 1.47% of total loans, a decrease of $0.7 million from prior quarter. Net charge-offs totaled $4.9 million and provision for loans of $4.2 million was recorded during the quarter. Reserves for unfunded commitments totaling $18.0 million remain unchanged from the previous quarter. Non-performing assets to total assets were 0.47% for the first quarter of 2025, an increase of four basis points compared to 0.43% in the prior quarter.

Net interest income totaled $130.3 million for the quarter, a decrease of $4.1 million, or 3.1%, compared to prior quarter and increased $3.2 million, or 2.5%, compared to the first quarter of 2024. Fully taxable equivalent net interest margin was 3.22%, a decrease of six basis points compared to the fourth quarter of 2024 and an increase of 12 basis points compared to the first quarter of 2024. The lower day count in the quarter caused a decline of five basis points in net interest margin from the prior quarter.

Noninterest income totaled $30.0 million for the quarter, a decrease of $12.7 million, compared to the fourth quarter of 2024 and an increase of $3.4 million compared to the first quarter of 2024. Customer-related fees declined by $2.3 million from the previous quarter due to lower derivative hedge fees, gains on sales of mortgage loans and card payment fees. Non-customer-related fees declined $10.4 million from the prior quarter primarily due to the gain on the Illinois branch sale, partially offset by realized losses on the sales of securities recorded in the prior quarter.

Noninterest expense totaled $92.9 million for the quarter, a decrease of $3.4 million from the fourth quarter of 2024 and a decrease of $4.0 million from the first quarter of 2024. The decrease from the fourth quarter of 2024 was due primarily to a decline in marketing expenses, and lower professional fees and employee incentives.

The Corporation’s total risk-based capital ratio totaled 13.22%, common equity tier 1 capital ratio totaled 11.50%, and the tangible common equity ratio totaled 8.90%. These ratios continue to demonstrate the Corporation’s strong capital position.

1 See “Non-GAAP Financial Information” for reconciliation

CONFERENCE CALL

First Merchants Corporation will conduct a fourth quarter earnings conference call and web cast at 11:30 a.m. (ET) on Thursday, April 24, 2025.

To access via phone, participants will need to register using the following link where they will be provided a phone number and access code: (https://register-conf.media-server.com/register/BI4ae3a07cb07a47258d30e4f3dba2448b)

To view the webcast and presentation slides, please go to (https://edge.media-server.com/mmc/p/uqvoojku) during the time of the call. A replay of the webcast will be available until April 24, 2026.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation has one full-service bank charter, First Merchants Bank. The Bank also operates as First Merchants Private Wealth Advisors (as a division of First Merchants Bank).

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements about First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.
* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,
	2025	2024
ASSETS
Cash and due from banks	$86,113	$100,514
Interest-bearing deposits	331,534	410,497
Investment securities available for sale	1,378,489	1,620,213
Investment securities held to maturity, net of allowance for credit losses	2,048,632	2,163,361
Loans held for sale	23,004	15,118
Loans	13,004,905	12,465,582
Less: Allowance for credit losses - loans	(192,031)	(204,681)
Net loans	12,812,874	12,260,901
Premises and equipment	128,749	132,706
Federal Home Loan Bank stock	45,006	41,758
Interest receivable	88,352	92,550
Goodwill	712,002	712,002
Other intangibles	18,302	25,142
Cash surrender value of life insurance	304,918	306,028
Other real estate owned	4,966	4,886
Tax asset, deferred and receivable	87,665	101,121
Other assets	369,181	331,006
TOTAL ASSETS	$18,439,787	$18,317,803
LIABILITIES
Deposits:
Noninterest-bearing	$2,185,057	$2,338,364
Interest-bearing	12,276,921	12,546,220
Total Deposits	14,461,978	14,884,584
Borrowings:
Federal funds purchased	185,000	—
Securities sold under repurchase agreements	122,947	130,264
Federal Home Loan Bank advances	972,478	612,778
Subordinated debentures and other borrowings	62,619	118,612
Total Borrowings	1,343,044	861,654
Interest payable	13,304	19,262
Other liabilities	289,247	327,500
Total Liabilities	16,107,573	16,093,000
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding - 57,810,232 and 58,564,819 shares	7,226	7,321
Additional paid-in capital	1,183,263	1,208,447
Retained earnings	1,306,911	1,181,939
Accumulated other comprehensive loss	(190,311)	(198,029)
Total Stockholders' Equity	2,332,214	2,224,803
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,439,787	$18,317,803

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended
(Dollars In Thousands, Except Per Share Amounts)	March 31,
	2025	2024
INTEREST INCOME
Loans:
Taxable	$187,728	$198,023
Tax-exempt	10,532	8,190
Investment securities:
Taxable	8,372	8,748
Tax-exempt	12,517	13,611
Deposits with financial institutions	2,372	6,493
Federal Home Loan Bank stock	997	835
Total Interest Income	222,518	235,900
INTEREST EXPENSE
Deposits	80,547	98,285
Federal funds purchased	812	—
Securities sold under repurchase agreements	742	1,032
Federal Home Loan Bank advances	9,364	6,773
Subordinated debentures and other borrowings	783	2,747
Total Interest Expense	92,248	108,837
NET INTEREST INCOME	130,270	127,063
Provision for credit losses	4,200	2,000
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	126,070	125,063
NONINTEREST INCOME
Service charges on deposit accounts	8,072	7,907
Fiduciary and wealth management fees	8,644	8,200
Card payment fees	4,526	4,500
Net gains and fees on sales of loans	5,022	3,254
Derivative hedge fees	404	263
Other customer fees	415	427
Earnings on cash surrender value of life insurance	2,179	1,592
Net realized losses on sales of available for sale securities	(7)	(2)
Other income	793	497
Total Noninterest Income	30,048	26,638
NONINTEREST EXPENSES
Salaries and employee benefits	54,982	58,293
Net occupancy	7,216	7,312
Equipment	7,008	6,226
Marketing	1,353	1,198
Outside data processing fees	5,929	6,889
Printing and office supplies	347	353
Intangible asset amortization	1,526	1,957
FDIC assessments	3,648	4,287
Other real estate owned and foreclosure expenses	600	534
Professional and other outside services	3,261	3,952
Other expenses	7,032	5,934
Total Noninterest Expenses	92,902	96,935
INCOME BEFORE INCOME TAX	63,216	54,766
Income tax expense	7,877	6,825
NET INCOME	55,339	47,941
Preferred stock dividends	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$54,870	$47,472
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.95	$0.80
Diluted Net Income Available to Common Stockholders	$0.94	$0.80
Cash Dividends Paid to Common Stockholders	$0.35	$0.34
Tangible Common Book Value Per Share	$27.34	$25.07
Average Diluted Common Shares Outstanding (in thousands)	58,242	59,273

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended
	March 31,
	2025	2024
NET CHARGE-OFFS	$4,926	$2,253

AVERAGE BALANCES:
Total Assets	$18,341,738	$18,430,521
Total Loans	12,941,353	12,477,066
Total Earning Assets	16,960,475	17,123,851
Total Deposits	14,419,338	14,881,205
Total Stockholders' Equity	2,340,874	2,242,139

FINANCIAL RATIOS:
Return on Average Assets	1.21%	1.04%
Return on Average Stockholders' Equity	9.38	8.47
Return on Tangible Common Stockholders' Equity	14.12	13.21
Average Earning Assets to Average Assets	92.47	92.91
Allowance for Credit Losses - Loans as % of Total Loans	1.47	1.64
Net Charge-offs as % of Average Loans (Annualized)	0.15	0.07
Average Stockholders' Equity to Average Assets	12.76	12.17
Tax Equivalent Yield on Average Earning Assets	5.39	5.65
Interest Expense/Average Earning Assets	2.17	2.55
Net Interest Margin (FTE) on Average Earning Assets	3.22	3.10
Efficiency Ratio	54.54	59.21

NONPERFORMING ASSETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Nonaccrual Loans	$81,922	$73,773	$59,088	$61,906	$62,478
Other Real Estate Owned and Repossessions	4,966	4,948	5,247	4,824	4,886
Nonperforming Assets (NPA)	86,888	78,721	64,335	66,730	67,364
90+ Days Delinquent	4,280	5,902	14,105	1,686	2,838
NPAs & 90 Day Delinquent	$91,168	$84,623	$78,440	$68,416	$70,202

Allowance for Credit Losses - Loans	$192,031	$192,757	$187,828	$189,537	$204,681
Quarterly Net Charge-offs	4,926	771	6,709	39,644	2,253
NPAs / Actual Assets %	0.47%	0.43%	0.35%	0.36%	0.37%
NPAs & 90 Day / Actual Assets %	0.49%	0.46%	0.43%	0.37%	0.38%
NPAs / Actual Loans and OREO %	0.67%	0.61%	0.51%	0.53%	0.54%
Allowance for Credit Losses - Loans / Actual Loans (%)	1.47%	1.50%	1.48%	1.50%	1.64%
Net Charge-offs as % of Average Loans (Annualized)	0.15%	0.02%	0.21%	1.26%	0.07%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
ASSETS
Cash and due from banks	$86,113	$87,616	$84,719	$105,372	$100,514
Interest-bearing deposits	331,534	298,891	359,126	168,528	410,497
Investment securities available for sale	1,378,489	1,386,475	1,553,496	1,618,893	1,620,213
Investment securities held to maturity, net of allowance for credit losses	2,048,632	2,074,220	2,108,649	2,134,195	2,163,361
Loans held for sale	23,004	18,663	40,652	32,292	15,118
Loans	13,004,905	12,854,359	12,646,808	12,639,650	12,465,582
Less: Allowance for credit losses - loans	(192,031)	(192,757)	(187,828)	(189,537)	(204,681)
Net loans	12,812,874	12,661,602	12,458,980	12,450,113	12,260,901
Premises and equipment	128,749	129,743	129,582	133,245	132,706
Federal Home Loan Bank stock	45,006	41,690	41,716	41,738	41,758
Interest receivable	88,352	91,829	92,055	97,546	92,550
Goodwill	712,002	712,002	712,002	712,002	712,002
Other intangibles	18,302	19,828	21,599	23,371	25,142
Cash surrender value of life insurance	304,918	304,906	304,613	306,379	306,028
Other real estate owned	4,966	4,948	5,247	4,824	4,886
Tax asset, deferred and receivable	87,665	92,387	86,732	107,080	101,121
Other assets	369,181	387,169	348,384	367,845	331,006
TOTAL ASSETS	$18,439,787	$18,311,969	$18,347,552	$18,303,423	$18,317,803
LIABILITIES
Deposits:
Noninterest-bearing	$2,185,057	$2,325,579	$2,334,197	$2,303,313	$2,338,364
Interest-bearing	12,276,921	12,196,047	12,030,903	12,265,757	12,546,220
Total Deposits	14,461,978	14,521,626	14,365,100	14,569,070	14,884,584
Borrowings:
Federal funds purchased	185,000	99,226	30,000	147,229	—
Securities sold under repurchase agreements	122,947	142,876	124,894	100,451	130,264
Federal Home Loan Bank advances	972,478	822,554	832,629	832,703	612,778
Subordinated debentures and other borrowings	62,619	93,529	93,562	93,589	118,612
Total Borrowings	1,343,044	1,158,185	1,081,085	1,173,972	861,654
Deposits and other liabilities held for sale	—	—	288,476	—	—
Interest payable	13,304	16,102	18,089	18,554	19,262
Other liabilities	289,247	311,073	292,429	329,302	327,500
Total Liabilities	16,107,573	16,006,986	16,045,179	16,090,898	16,093,000
STOCKHOLDERS' EQUITY
Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 cumulative shares
Issued and outstanding - 125 cumulative shares	125	125	125	125	125
Preferred Stock, Series A, no par value, $2,500 liquidation preference:
Authorized -- 10,000 non-cumulative perpetual shares
Issued and outstanding - 10,000 non-cumulative perpetual shares	25,000	25,000	25,000	25,000	25,000
Common Stock, $.125 stated value:
Authorized -- 100,000,000 shares
Issued and outstanding	7,226	7,247	7,265	7,256	7,321
Additional paid-in capital	1,183,263	1,188,768	1,192,683	1,191,193	1,208,447
Retained earnings	1,306,911	1,272,528	1,229,125	1,200,930	1,181,939
Accumulated other comprehensive loss	(190,311)	(188,685)	(151,825)	(211,979)	(198,029)
Total Stockholders' Equity	2,332,214	2,304,983	2,302,373	2,212,525	2,224,803
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,439,787	$18,311,969	$18,347,552	$18,303,423	$18,317,803

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
INTEREST INCOME
Loans:
Taxable	$187,728	$197,536	$206,680	$201,413	$198,023
Tax-exempt	10,532	9,020	8,622	8,430	8,190
Investment securities:
Taxable	8,372	9,024	9,263	9,051	8,748
Tax-exempt	12,517	12,754	13,509	13,613	13,611
Deposits with financial institutions	2,372	5,350	2,154	2,995	6,493
Federal Home Loan Bank stock	997	958	855	879	835
Total Interest Income	222,518	234,642	241,083	236,381	235,900
INTEREST EXPENSE
Deposits	80,547	89,835	98,856	99,151	98,285
Federal funds purchased	812	26	329	126	—
Securities sold under repurchase agreements	742	680	700	645	1,032
Federal Home Loan Bank advances	9,364	8,171	8,544	6,398	6,773
Subordinated debentures and other borrowings	783	1,560	1,544	1,490	2,747
Total Interest Expense	92,248	100,272	109,973	107,810	108,837
NET INTEREST INCOME	130,270	134,370	131,110	128,571	127,063
Provision for credit losses	4,200	4,200	5,000	24,500	2,000
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	126,070	130,170	126,110	104,071	125,063
NONINTEREST INCOME
Service charges on deposit accounts	8,072	8,124	8,361	8,214	7,907
Fiduciary and wealth management fees	8,644	8,665	8,525	8,825	8,200
Card payment fees	4,526	4,957	5,121	4,739	4,500
Net gains and fees on sales of loans	5,022	5,681	6,764	5,141	3,254
Derivative hedge fees	404	1,594	736	489	263
Other customer fees	415	316	344	460	427
Earnings on cash surrender value of life insurance	2,179	2,188	2,755	1,929	1,592
Net realized losses on sales of available for sale securities	(7)	(11,592)	(9,114)	(49)	(2)
Gain on branch sale	—	19,983	—	—	—
Other income	793	2,826	1,374	1,586	497
Total Noninterest Income	30,048	42,742	24,866	31,334	26,638
NONINTEREST EXPENSES
Salaries and employee benefits	54,982	55,437	55,223	52,214	58,293
Net occupancy	7,216	7,335	6,994	6,746	7,312
Equipment	7,008	7,028	6,949	6,599	6,226
Marketing	1,353	2,582	1,836	1,773	1,198
Outside data processing fees	5,929	6,029	7,150	7,072	6,889
Printing and office supplies	347	377	378	354	353
Intangible asset amortization	1,526	1,771	1,772	1,771	1,957
FDIC assessments	3,648	3,744	3,720	3,278	4,287
Other real estate owned and foreclosure expenses	600	227	942	373	534
Professional and other outside services	3,261	3,777	3,035	3,822	3,952
Other expenses	7,032	7,982	6,630	7,411	5,934
Total Noninterest Expenses	92,902	96,289	94,629	91,413	96,935
INCOME BEFORE INCOME TAX	63,216	76,623	56,347	43,992	54,766
Income tax expense	7,877	12,274	7,160	4,067	6,825
NET INCOME	55,339	64,349	49,187	39,925	47,941
Preferred stock dividends	469	469	468	469	469
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$54,870	$63,880	$48,719	$39,456	$47,472
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.95	$1.10	$0.84	$0.68	$0.80
Diluted Net Income Available to Common Stockholders	$0.94	$1.10	$0.84	$0.68	$0.80
Cash Dividends Paid to Common Stockholders	$0.35	$0.35	$0.35	$0.35	$0.34
Tangible Common Book Value Per Share	$27.34	$26.78	$26.64	$25.10	$25.07
Average Diluted Common Shares Outstanding (in thousands)	58,242	58,247	58,289	58,328	59,273
FINANCIAL RATIOS:
Return on Average Assets	1.21%	1.39%	1.07%	0.87%	1.04%
Return on Average Stockholders' Equity	9.38	11.05	8.66	7.16	8.47
Return on Tangible Common Stockholders' Equity	14.12	16.75	13.39	11.29	13.21
Average Earning Assets to Average Assets	92.47	92.48	92.54	92.81	92.91
Allowance for Credit Losses - Loans as % of Total Loans	1.47	1.50	1.48	1.50	1.64
Net Charge-offs as % of Average Loans (Annualized)	0.15	0.02	0.21	1.26	0.07
Average Stockholders' Equity to Average Assets	12.76	12.51	12.26	12.02	12.17
Tax Equivalent Yield on Average Earning Assets	5.39	5.63	5.82	5.69	5.65
Interest Expense/Average Earning Assets	2.17	2.35	2.59	2.53	2.55
Net Interest Margin (FTE) on Average Earning Assets	3.22	3.28	3.23	3.16	3.10
Efficiency Ratio	54.54	48.48	53.76	53.84	59.21

LOANS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Commercial and industrial loans	$4,306,597	$4,114,292	$4,041,217	$3,949,817	$3,722,365
Agricultural land, production and other loans to farmers	243,864	256,312	238,743	239,926	234,431
Real estate loans:
Construction	793,175	792,144	814,704	823,267	941,726
Commercial real estate, non-owner occupied	2,177,869	2,274,016	2,251,351	2,323,533	2,368,360
Commercial real estate, owner occupied	1,214,739	1,157,944	1,152,751	1,174,195	1,137,894
Residential	2,389,852	2,374,729	2,366,943	2,370,905	2,316,490
Home equity	650,499	659,811	641,188	631,104	618,258
Individuals' loans for household and other personal expenditures	140,954	166,028	158,480	162,089	161,459
Public finance and other commercial loans	1,087,356	1,059,083	981,431	964,814	964,599
Loans	13,004,905	12,854,359	12,646,808	12,639,650	12,465,582
Allowance for credit losses - loans	(192,031)	(192,757)	(187,828)	(189,537)	(204,681)
NET LOANS	$12,812,874	$12,661,602	$12,458,980	$12,450,113	$12,260,901

DEPOSITS
(Dollars In Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Demand deposits	$7,786,554	$7,980,061	$7,678,510	$7,757,679	$7,771,976
Savings deposits	4,791,874	4,522,758	4,302,236	4,339,161	4,679,593
Certificates and other time deposits of $100,000 or more	896,143	1,043,068	1,277,833	1,415,131	1,451,443
Certificates and other time deposits of $100,000 or less	625,203	692,068	802,949	889,949	901,280
Brokered certificates of deposits[1]	362,204	283,671	303,572	167,150	80,292
TOTAL DEPOSITS	$14,461,978	$14,521,626	$14,365,100	$14,569,070	$14,884,584

1 - Total brokered deposits of $1.1 billion, which includes brokered CD's of $362.2 million at March 31, 2025.

CONSOLIDATED AVERAGE BALANCE SHEET AND NET INTEREST MARGIN ANALYSIS
(Dollars in Thousands)
	For the Three Months Ended
	March 31, 2025			March 31, 2024
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
ASSETS
Interest-bearing deposits	$294,016	$2,372	3.23%	$575,699	$6,493	4.51%
Federal Home Loan Bank stock	43,980	997	9.07	41,764	835	8.00
Investment Securities: (1)
Taxable	1,634,452	8,372	2.05	1,783,057	8,748	1.96
Tax-exempt (2)	2,046,674	15,844	3.10	2,246,265	17,229	3.07
Total Investment Securities	3,681,126	24,216	2.63	4,029,322	25,977	2.58
Loans held for sale	20,965	319	6.09	21,782	328	6.02
Loans: (3)
Commercial	8,770,282	147,772	6.74	8,598,110	159,209	7.41
Real estate mortgage	2,191,384	24,446	4.46	2,130,947	22,357	4.20
HELOC and installment	828,874	15,191	7.33	821,815	16,129	7.85
Tax-exempt (2)	1,129,848	13,332	4.72	904,412	10,367	4.59
Total Loans	12,941,353	201,060	6.21	12,477,066	208,390	6.68
Total Earning Assets	16,960,475	228,645	5.39%	17,123,851	241,695	5.65%
Total Non-Earning Assets	1,381,263			1,306,670
TOTAL ASSETS	$18,341,738			$18,430,521
LIABILITIES
Interest-Bearing Deposits:
Interest-bearing deposits	$5,522,434	$34,606	2.51%	$5,419,821	$39,491	2.91%
Money market deposits	3,437,998	25,952	3.02	3,045,478	27,383	3.60
Savings deposits	1,299,405	2,445	0.75	1,559,877	3,801	0.97
Certificates and other time deposits	1,947,854	17,544	3.60	2,427,859	27,610	4.55
Total Interest-Bearing Deposits	12,207,691	80,547	2.64	12,453,035	98,285	3.16
Borrowings	1,262,926	11,701	3.71	1,011,812	10,552	4.17
Total Interest-Bearing Liabilities	13,470,617	92,248	2.74	13,464,847	108,837	3.23
Noninterest-bearing deposits	2,211,647			2,428,170
Other liabilities	318,600			295,365
Total Liabilities	16,000,864			16,188,382
STOCKHOLDERS' EQUITY	2,340,874			2,242,139
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,341,738	92,248		$18,430,521	108,837
Net Interest Income (FTE)		$136,397			$132,858
Net Interest Spread (FTE) (4)			2.65%			2.42%

Net Interest Margin (FTE):
Interest Income (FTE) / Average Earning Assets			5.39%			5.65%
Interest Expense / Average Earning Assets			2.17%			2.55%
Net Interest Margin (FTE) (5)			3.22%			3.10%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments. Annualized amounts are computed using a 30/360 day basis.

(2) Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 21 percent for 2024 and 2023. These totals equal $6,127 and $5,795 for the three months ended March 31, 2025 and 2024, respectively.

(3) Non accruing loans have been included in the average balances.
(4) Net Interest Spread (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average interest-bearing liabilities.
(5) Net Interest Margin (FTE) is interest income expressed as a percentage of average earning assets minus interest expense expressed as a percentage of average earning assets.

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE - NON-GAAP
(Dollars In Thousands, Except Per Share Amounts)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Net Income Available to Common Stockholders - GAAP	$54,870	$63,880	$48,719	$39,456	$47,472
Adjustments:
Net realized losses on sales of available for sale securities	7	11,592	9,114	49	2
Gain on branch sale	—	(19,983)	—	—	—
Non-core expenses[1,2]	—	762	—	—	3,481
Tax on adjustments	(2)	1,851	(2,220)	(12)	(848)
Adjusted Net Income Available to Common Stockholders - Non-GAAP	$54,875	$58,102	$55,613	$39,493	$50,107

Average Diluted Common Shares Outstanding (in thousands)	58,242	58,247	58,289	58,328	59,273

Diluted Earnings Per Common Share - GAAP	$0.94	$1.10	$0.84	$0.68	$0.80
Adjustments:
Net realized losses on sales of available for sale securities	—	0.20	0.15	—	—
Gain on branch sale	—	(0.34)	—	—	—
Non-core expenses[1,2]	—	0.01	—	—	0.06
Tax on adjustments	—	0.03	(0.04)	—	(0.01)
Adjusted Diluted Earnings Per Common Share - Non-GAAP	$0.94	$1.00	$0.95	$0.68	$0.85

1 - Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.

NET INTEREST MARGIN ("NIM"), ADJUSTED
(Dollars in Thousands)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Net Interest Income (GAAP)	$130,270	$134,370	$131,110	$128,571	$127,063
Fully Taxable Equivalent ("FTE") Adjustment	6,127	5,788	5,883	5,859	5,795
Net Interest Income (FTE) (non-GAAP)	$136,397	$140,158	$136,993	$134,430	$132,858

Average Earning Assets (GAAP)	$16,960,475	$17,089,198	$16,990,358	$17,013,984	$17,123,851
Net Interest Margin (GAAP)	3.07%	3.15%	3.09%	3.02%	2.97%
Net Interest Margin (FTE) (non-GAAP)	3.22%	3.28%	3.23%	3.16%	3.10%

RETURN ON TANGIBLE COMMON EQUITY - NON-GAAP
(Dollars In Thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Total Average Stockholders' Equity (GAAP)	$2,340,874	$2,312,270	$2,251,547	$2,203,361	$2,242,139
Less: Average Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(726,917)	(728,218)	(729,581)	(730,980)	(732,432)
Average Tangible Common Equity, Net of Tax (Non-GAAP)	$1,588,832	$1,558,927	$1,496,841	$1,447,256	$1,484,582

Net Income Available to Common Stockholders (GAAP)	$54,870	$63,880	$48,719	$39,456	$47,472
Plus: Intangible Asset Amortization, Net of Tax	1,206	1,399	1,399	1,399	1,546
Tangible Net Income (Non-GAAP)	$56,076	$65,279	$50,118	$40,855	$49,018

Return on Tangible Common Equity (Non-GAAP)	14.12%	16.75%	13.39%	11.29%	13.21%

EFFICIENCY RATIO - NON-GAAP
(Dollars In Thousands)	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Non Interest Expense (GAAP)	$92,902	$96,289	$94,629	$91,413	$96,935
Less: Intangible Asset Amortization	(1,526)	(1,771)	(1,772)	(1,771)	(1,957)
Less: OREO and Foreclosure Expenses	(600)	(227)	(942)	(373)	(534)
Adjusted Non Interest Expense (Non-GAAP)	$90,776	$94,291	$91,915	$89,269	$94,444

Net Interest Income (GAAP)	$130,270	$134,370	$131,110	$128,571	$127,063
Plus: Fully Taxable Equivalent Adjustment	6,127	5,788	5,883	5,859	5,795
Net Interest Income on a Fully Taxable Equivalent Basis (Non-GAAP)	$136,397	$140,158	$136,993	$134,430	$132,858

Non Interest Income (GAAP)	$30,048	$42,742	$24,866	$31,334	$26,638
Less: Investment Securities (Gains) Losses	7	11,592	9,114	49	2
Adjusted Non Interest Income (Non-GAAP)	$30,055	$54,334	$33,980	$31,383	$26,640
Adjusted Revenue (Non-GAAP)	$166,452	$194,492	$170,973	$165,813	$159,498
Efficiency Ratio (Non-GAAP)	54.54%	48.48%	53.76%	53.84%	59.21%

Adjusted Non Interest Expense (Non-GAAP)	$90,776	$94,291	$91,915	$89,269	$94,444
Less: Non-core Expenses[1,2]	—	(762)	—	—	(3,481)
Adjusted Non Interest Expense Excluding Non-core Expenses (Non-GAAP)	$90,776	$93,529	$91,915	$89,269	$90,963

Adjusted Revenue (Non-GAAP)	$166,452	$194,492	$170,973	$165,813	$159,498
Less: Gain on Branch Sale	—	(19,983)	—	—	—
Adjusted Revenue Excluding Gain on Branch Sale (Non-GAAP)	$166,452	$174,509	$170,973	$165,813	$159,498
Adjusted Efficiency Ratio (Non-GAAP)	54.54%	53.60%	53.76%	53.84%	57.03%
1 - Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
2 - Non-core expenses in 1Q24 included $2.4 million from duplicative online banking conversion costs and $1.1 million from the FDIC special assessment.